Exhibit 99.1
June 2010 NASDAQ: QCOR

2 Cautionary Statement Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "if," "should," "forecasts," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Questcor's ability to continue to successfully implement its Acthar-centric business strategy, including its expansion in the MS marketplace and other therapeutic areas; FDA approval of and the market introduction of competitive products and our inability to market Acthar in IS prior to approval of IS as a labeled indication; Questcor's ability to operate within an industry that is highly regulated at both the Federal and state level; Regulatory changes or other policy actions by governmental authorities and other third parties as recently adopted U.S. healthcare reform legislation is implemented, or new healthcare-related legislation is enacted; Questcor's ability to accurately forecast the demand for its products; Questcor's ability to receive high reimbursement levels from third party payers; Questcor's ability to estimate the quantity of Acthar used by government entities and Medicaid-eligible patients; that the actual amount of rebates and chargebacks related to the use of Acthar by government entities, including the Department of Defense Tricare network, and Medicaid-eligible patients may differ materially from Questcor's estimates; Questcor's expenses and other capital needs for upcoming periods; the inventories carried by Questcor's distributors, specialty pharmacies and hospitals; Volatility in Questcor's monthly and quarterly Acthar shipments and end-user demand; the complex nature of Questcor's manufacturing process and the potential for supply disruptions or other business disruptions; Questcor's ability to attract and retain key management personnel; Research and development risks, including risks associated with Questcor's sNDA for IS and its preliminary work in the area of nephrotic syndrome; uncertainties regarding Questcor's intellectual property; the uncertainty of receiving required regulatory approvals in a timely way, or at all; the impact to Questcor's business caused by economic conditions; Questcor's limited pipeline for new products and its ability to identify product acquisition candidates and consummate transactions on terms acceptable to the Company; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2009, Form 10-Q for the quarter ended March 31, 2010, and other documents filed with the Securities and Exchange Commission. The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

3 Questcor Overview Flagship product: H.P. Acthar(r) Gel (Acthar) Key markets: Multiple Sclerosis, Infantile Spasms, Nephrotic Syndrome Strategy: grow share in these three markets Financials: profitable, debt-free, $91M in cash, cash flow positive

4 H.P. Acthar(r) Gel Highly purified preparation of adrenocorticotropic hormone (ACTH) Key approved indications: Multiple sclerosis (MS) exacerbations Nephrotic syndrome Significant off-label usage

5 Natural-source biologic involving 39 amino acid ACTH plus multiple peptide fragments Complex, multi-step manufacturing process involving extensive proprietary know-how Very difficult to reproduce by competitor or generic company H.P. Acthar Gel Significant barriers to entry

Questcor Growth Engine Multiple Sclerosis From near zero to over $45M run rate in 24 months $500M+ market with little competition Infantile Spasms FDA approval could help increase Acthar's already leading market share Nephrotic Syndrome On-label market >$1B Pilot sales effort started

7 Multiple Sclerosis Neurodegenerative disorder affecting 400,000 people in the US An estimated 200-250,000 exacerbations among MS patients in the US annually Market research indicates 10-20,000+ patients per year are candidates for Acthar treatment $500 million to over $1 billion potential market Approximately 3-6X infantile spasms (IS) market

8 H.P. Acthar(r) Gel and MS Acthar indicated for treatment of exacerbations associated with MS Small but growing number of Acthar prescribers Currently <400 out of 2,500 MS specialists Q1 sales^over $45M annualized run rate Significant upside potential

Targeted Selling Effort in MS Positioning: for select MS flare patients who ... 9

MS Sales Results-Rxs Filled Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 East 24 35 50 66 78 125 141 213 232 Paid New Rxs

11 MS Prescriber Growth (Based on Shipped Rxs)

12 MS Rxs Shipped/Paid vs Calls MS Calls # Rxs

13 MS Sales Growth History Q1-2010 results Q1-10 new Rxs ^ 197% vs Q109 MS sales now exceed IS sales Repeat patients are now >20% of total MS patients prescribed Acthar Expanded sales force Expanded sales force 4 times in last 2 years Sales increased each time

14 Infantile Spasms Devastating, refractory form of childhood epilepsy Very poor developmental outcome if inadequately treated Not responsive to standard anti-epileptic drugs Ultra-orphan disorder 1,500 to 2,000 patients annually Typically occurs in children less than 2 years old Characterized by "spasms" -- a specific type of seizure "hypsarrhythmia" -- abnormal EEG pattern

15 H.P. Acthar(r) Gel and IS Used by many child neurologists Despite lack of indication for IS Key scientific publications Joint CNS, AAN, AES guidelines (Mackay, et al. 2004) Pivotal clinical trial data (Baram, et al. 1996) Few therapeutic alternatives for IS patients Successful advisory panel 5/6/10

Trends in IS Sales Significant quarterly variability Q1-2010 sales within historic range Acthar currently used to treat 30-50% of IS patients No significant impact from Q409 Sabril launch Major IS symposium at Q409 CNS mtg Reinforced key 1st line role for Acthar in IS treatment

17 Gain IS indication Timeline sNDA accepted 12/23/09 Positive Advisory Panel Meeting 5/6/10 PDUFA pending Prepare for Q4 sales launch Gain 7 year orphan exclusivity Ability to actively educate providers on proper Acthar dosing and patient monitoring Potential to increase IS revenue 10-30%

18 Nephrotic Syndrome: Significant unmet need Characterized by excessive spilling of protein from the kidney into the urine (proteinuria) Nephrotic-range proteinuria caused by a number of underlying kidney diseases and disorders Membranous nephropathy Lupus nephritis Focal segmental glomerular sclerosis (FSGS) Diabetic nephropathy Can result in serious health outcomes End-stage renal disease, dialysis, transplant Few treatment options Represents a significant unmet medical need

19 Nephrotic Syndrome: Sizable market for H.P. Acthar(r) Gel H.P. Acthar(r) Gel is indicated ... To induce a diuresis or a remission of proteinuria in the nephrotic syndrome without uremia of the idiopathic type or that due to lupus erythematosus Leading nephrologists very supportive of possible use of Acthar Pilot sales effort starting Q210 Expand selling effort if pilot is successful Possible market opportunity for Acthar estimated to be > $1B

Case Study: Acthar in Nephrotic Syndrome 58 year old white male with ESRD due to idiopathic membranous nephropathy Underwent kidney transplant approximately 5 years ago, and has done very well to date Patient history includes post-transplant Diabetes Mellitus, HBV & HCV infection, and coronary artery disease Current meds include Tacrolimus (Prograf), Mycophenolate Mofetil (Cellcept), Vytorin 20

Case Study: Acthar in Nephrotic Syndrome Noted "new bubbles" in his urine* 24-hr urine protein 4851 mg (previously <200 mg) Biopsy performed one month later Mild thickening detected in the glomerular basement membrane of the transplanted kidney Diagnosis >> nephrotic syndrome due to membranous nephropathy * Sudden and significant increase in bubbles in urine can be the first sign of worsening proteinuria 21

Case Study: Acthar in Nephrotic Syndrome Labs before Acthar 24-hr urine 4851 mg/day protein >>> Acthar treatment initiated Labs -- 4 weeks after starting Acthar (40U twice weekly) 24-hr urine 3757 mg/day protein Labs -- 8 weeks after starting Acthar (80U twice weekly) 24-hr urine 1332 mg/day Labs -- 24 weeks after starting Acthar (80U twice weekly) 24-hr urine 500 mg/day >>> Patient met criteria for complete remission after 6 months of Acthar - now off Acthar, still in remission 22

23 Immediate Acthar Growth Opportunities MS--Build on sales momentum IS--Grow market share after obtaining FDA approval NS--Pursue Nephrotic Syndrome as new therapeutic use; expand pilot sales effort

24 Financials Profitable, debt free, and cash flow positive

25 Quarterly Results Quarterly Results

Q1 2010 Analysis MS sales up 197% YOY IS sales within historic range Modest set of nephrotic syndrome Rxs Solid profitability and cash generation

27 Balance Sheet ~ $1.47/share in cash 06/04/10 Cash/ST Investments $91M* Accounts Receivable $14M *After return of $67 million of cash to shareholders through share repurchases. QUESTCOR IS CASH FLOW POSITIVE

28 Share repurchases: 14 Million shares in 2008-2009 2.2 Million Preferred share buyback 12.4 Common share buyback $67 million returned to shareholders in stock buybacks 62 million shares currently outstanding 5.1 million shares remain on buyback authorization REPURCHASES SIGNIFICANTLY IMPROVE EPS

Go Forward Plan- Sell More Acthar Expand Sales Force to pursue MS, IS and NS markets Approximately double the sales team by Q4 Focus on Acthar Develop other markets for Acthar Acthar is its own pipeline with many possible other therapeutic uses Suspend business development efforts

30 Investment Highlights Questcor is streamlined, focused & profitable H.P. Acthar(r) Gel has sustainable competitive advantages Substantial growth in MS sales Significant upside with NS (on-label) Market sizes have good growth potential Cash flow positive/no debt Significant sales expansion program

June 2010 NASDAQ: QCOR